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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM  8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  April 28, 1994




                               APACHE CORPORATION
             (Exact name of registrant as specified in its charter)




DELAWARE                             1-4300                41-0747868
(State or other jurisdiction       (Commission       (I.R.S. Employer
of incorporation)                  File Number)        Identification
                                                              Number)




                            2000 POST OAK BOULEVARD
                                   SUITE 100
                           HOUSTON, TEXAS  77056-4400
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code:  (713) 296-6000
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ITEM 5.  OTHER EVENTS

         On April 28, 1994, Apache Corporation issued the press release which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)              Exhibits

                          EXHIBIT       DOCUMENT

                           99.1 Press Release (Johnson Resigns as Apache President; Farris Picked as Successor)




                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        APACHE CORPORATION



Date:  April 28, 1994                   /S/ Zurab S. Kobiashvili
                                        Zurab S. Kobiashvili
                                        Vice President, General Counsel
                                        and Secretary




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